Exhibit 32.1

                            MAXUS REALTY TRUST, INC.

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Maxus Realty Trust, Inc. (the "Trust") on Form 10-QSB for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
L. Johnson, Chairman, President and Chief Executive Officer of the Trust, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust as of March 31, 2005 (the last date of the period covered by the Report).


/s/ David L. Johnson
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David L. Johnson
Chairman of the Board,
President,
Chief Executive Officer
May 11, 2005
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